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                                                                   EXHIBIT 10.48

                                 CONFIDENTIAL

                   MassARRAY(TM) Distribution Contract Terms


                          SEQUENOM, Inc ("Sequenom")

                                      and

                   Nissei Sangyo Co., Ltd. ("Nissei Sangyo")


     Between, Nissei Sangyo Co., Ltd., ("Nissei Sangyo") a corporation duly organized and existing under the laws of Japan having offices at 24-14, Nishi-shimbashi, 1-chome, Minato-ku, Tokyo, 105-8717 Japan and Sequenom, Inc. ("Sequenom") a Delaware corporation having its principal place of business at 11555 Sorrento Valley Road, San Diego, California 92121-1331, U.S.A. (collectively the "parties"); and

     Whereas, Sequenom is in the business of, among other things, designing, developing, manufacturing and selling proprietary biopolymer analysis products and related software and consumables; and

     Whereas, Sequenom has expertise in the development and utilization of mass spectrometry for biopolymer analysis and has developed Sequenom's proprietary MassARRAY(TM) products for high-throughput DNA analysis;

     Whereas, Nissei Sangyo and Sequenom desire to enter into a relationship pursuant to which Sequenom will grant Nissei Sangyo certain rights to distribute Sequenom's MassARRAY products and consumables throughout Japan and Nissei Sangyo will actively market, sell, and service such products throughout Japan.

     Whereas, Sequenom and Nissei Sangyo would like to set forth the general terms and conditions of such an arrangement in this binding Letter of Intent, which upon execution, obligates the parties as follows:


1. General Terms

1.1 Exclusivity: Nissei Sangyo will act as Sequenom's exclusive distributor of MassARRAY systems, software and consumables in the Territory.

1.2 Field of Use: Sequenom grants Nissei Sangyo the right to sub-license MassARRAY technology for the field of individual DNA genotyping in the Territory under the condition that each new MassARRAY customer in the Territory shall sign a separate sub-licensing agreement consistent with the terms set forth in the distribution agreement.

     1.2.1 Sequenom grants Nissei Sangyo the right to sub-license MassARRAY to parties in the Territory for internal R&D purposes without additional
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            Sequenom consent provided that the party executes an R&D sub-
            licensing agreement.

     1.2.2 Sequenom grants Nissei Sangyo the right to sub-license MassARRAY to parties in the Territory for commercial purposes but only with Sequenom's prior written consent and provided that the party executes a commercial sub-licensing agreement. Such commercial sublicensing agreement will provide for royalty payments to Nissei Sangyo for such commercial use, with a portion thereof to be paid by Nissei Sangyo to Sequenom.

1.3  Territory: Territory for the contract is Japan.

1.4  Term: [...***...].

     1.4.1  Termination date is [...***...].

     1.4.2  Renewable on an annual basis thereafter upon mutual agreement.

1.5 Products: All new assays, instruments and software products that are commercially available for distribution will be made available for Nissei Sangyo to sell in the Japanese market for the duration of the Distribution Contract.

     1.5.1 Sequenom will provide a protocol and components for a commercial homogeneous MassEXTEND assay (hME) to Nissei Sangyo for sale in the Territory as soon as it is a commercially available product (estimated commercial release: by the end of 2000).

     1.5.2 Nissei Sangyo will have access to Sequenom developed genotyping assay panels (however, not including specific diagnostic panels) at a standard distribution transfer price, and the right to sell such assay panels in the Territory when they are commercially released for customer use.

     1.5.3 The Distribution Contract does not provide Nissei Sangyo with the right to sell or make use of Sequenom's proprietary technology for rapid Allele Frequency Determination by Pooling. The sale or support of genotyping programs within the Territory that would make use of this Pooling technology will require completion of a separate and independent agreement. Also, Nissei Sangyo will only have the right to sell Sequenom diagnostic panels on a non-exclusive basis and under licensing and royalty conditions defined in a separate diagnostic assay licensing and royalty agreement. The term commercial diagnostic service applies to the provision of a commercial service providing medical diagnostic information to a patient or to an intermediate company/provider that would then transfer this result to a patient.

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1.6  Nissei Sangyo will obtain, or will assist Sequenom in obtaining, any required licenses or permits and will assist Sequenom in complying with applicable laws, rules and regulations, including Japanese import regulations. Nissei Sangyo will pay any fees associated with any required licenses or permits.

1.7 All trademarks, trade names, trade dress and other trade rights of Sequenom remain the property of Sequenom and will be licensed for use by Nissei Sangyo in conjunction with, and limited to, its use for distribution of Sequenom products.

1.8 SEQUENOM shall be entitled to establish an independent Joint Venture (JV) with [...***...] or their representative for the purposes of identifying SNP markers of diagnostic or therapeutic utility in the Japanese population.

     1.8.1 SNP markers that are generated out of the JV may be made available to Nissei Sangyo at the discretion of the JV's management.

     1.8.2  [...***...].

     1.8.3 Nissei Sangyo acknowledges that Sequenom has been negotiating a joint venture with [...***...] for some time now, and that such joint venture, if and when established, will likely purchase and consume MassARRAY products. While Sequenom intends that Nissei Sangyo will distribute MassARRAY products to the JV (at discounted pricing to be agreed upon), Sequenom reserves the right to independently supply MassARRAY products to the JV in the event that the parties cannot reach agreement on pricing and/or for any other reason involving potential or actual interference with the timely supply of such products to the JV for its needs.

     1.8.4 Nissei Sangyo will be responsible for installation, support and service for MassARRAY systems installed at the JV, as for any Japanese customer.

1.9 Sequenom has the right to change its products, the configuration of products offered or product pricing from time to time. Sequenom commits to use best efforts in providing Nissei Sangyo with a notification of future product, product configuration and pricing changes at least one month prior to implementation.

1.10 Sequenom will sell SpectroDESIGNER Assay Design Software to Nissei Sangyo for use by Hitachi Life Science Group in their Core Facility for provision of commercial genotyping services. The transfer of this software is beyond the scope of product distribution and will be covered in a separate document, and for the avoidance of doubt, this will not be referenced in the distribution contract.

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1.11 Confidentiality: This Letter of Intent and the information contained herein, including all Exhibits, is considered the Confidential Information of Sequenom. Nissei Sangyo agrees to (i) hold such Confidential Information in strict confidence; (ii) not disclose it to any third parties or to use it in any way, commercially or otherwise; and (iii) not allow any unauthorized person access to such Confidential Information, without the prior consent of Sequenom.

1.12 Agreement: A formal, detailed agreement, that will include the terms herein, will be executed by the parties within thirty (30) days following the execution of this binding Letter of Intent.


2.   Nissei Sangyo Support Commitments

2.1 Nissei Sangyo commits to provide all necessary infrastructures for MassARRAY system sales, support, service and maintenance for the Territory for the term of the agreement.

2.2 Nissei Sangyo commits to stock adequate supplies of consumable items and spare parts to ensure a two-day supply time to local customers.

2.3 Nissei Sangyo commits to translate and do any and all necessary modifications of Sequenom's sales and marketing materials into Japanese language within three months of signing the MassARRAY Distribution Agreement.

     2.3.1 Nissei Sangyo agrees to provide Sequenom with final copies of all sales and marketing materials prior to local supply. Sequenom does have to authorize local language sales document release, for trademark and tradename use.

2.4 Nissei Sangyo shall ensure all necessary hardware and software manuals and training documentation necessary for the routine operation of the MassARRAY system are translated into Japanese language within three months of signing the MassARRAY distribution agreement.

     2.4.1 Nissei Sangyo agrees to provide Sequenom with final copies of all instruction manuals and training materials prior to local supply. Sequenom does have to authorize local language instruction document release, except to the extent necessary to insure proper use of its trademarks and tradenames.

2.5 Nissei Sangyo will use its best efforts to sell the MassARRAY system in the Territory, and in consideration for the exclusive arrangement, Nissei
     Sangyo will not sell or distribute competing products and/or technologies (with the exception of products pursuant to Nissei's prior relationship with Nanogen) while this agreement is in effect, without the written permission of Sequenom.
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2.6  Nissei Sangyo will provide Sequenom with a rolling sales forecast with a 12
     (twelve)-month projection on a quarterly basis.


3.   Sequenom Support Commitments

3.1 Sequenom will provide Nissei Sangyo personnel with comprehensive training covering; system installation, support and service; applications and systems software; assay development and implementation.

3.2 Sequenom will transfer to Nissei Sangyo its standard limited warranty as normally provided to customers. This warranty will also be set forth in end-user sub-license agreements consistent with the terms of the Distribution agreement. Nissei Sangyo will handle and be responsible for all local warranty returns from customers.

3.3 Sequenom will ensure instrument service support is made available to Nissei Sangyo from all secondary equipment suppliers who have a Japanese presence, including but not limited to PerSeptive, Bruker and Beckman. Nissei Sangyo is to maintain these relationships once established by Sequenom.

4.   Payment Terms

4.1 Nissei Sangyo will pay Sequenom a [...***...] exclusive distribution license fee of [...***...]. Nissei Sangyo will pay a portion of this fee [...***...] by wire transfer to an account designated by Sequenom [...***...]. Nissei Sangyo will pay to Sequenom a second portion of the exclusive license distribution fee [...***...] by wire transfer [...***...]. The remaining balance [...***...] is due upon [...***...].

4.2 All payments shall be made in U.S. dollars and are fixed amounts regardless of exchange rate fluctuations.

4.3 Nissei Sangyo will pay Sequenom [...***...] to cover costs in establishing MassARRAY installation and support infrastructure. This payment will be made to Sequenom within thirty (30) days of executing the Distribution Agreement.

4.4 All fees due and prices are net amounts due to Sequenom, exclusive of any and all taxes, customs, duties, or other fees that may be governmentally imposed or otherwise.

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4.5  To the extent that an EndUser licenses a particular technology, software, or assay from Sequenom that is not a standard distribution product (for example, pooling software as mentioned in section 1.5.3), Sequenom will pay to Nissei Sangyo [...***...] of the license fee. This provision will not apply where the EndUser is the Joint Venture referenced in section 1.8.


5.   Product Pricing Schedule

5.1  Refer to Exhibits I and II.

5.2 Discount Levels: Nissei Sangyo's MassARRAY Consumables pricing will start at Level 1 for the first order. The Level will be adjusted according to the Accrued Element Purchase Volume as outlined in the table below for subsequent orders. All discounts will be taken from the applicable List Prices for the MassARRAY Consumables listed in Exhibit II.

5.3 Prices do not include shipping costs, applicable duties or taxes, or other fees.

   ----------------------------------------------------------------------------------------------
      Discount Level          Accrued Element* Purchase Volume      Discount Percentage from
                                                                              List Price
   ----------------------------------------------------------------------------------------------
   Level I                                  [...***...]                      [...***...]%
   ----------------------------------------------------------------------------------------------
   Level 2                                  [...***...]                      [...***...]%
   ----------------------------------------------------------------------------------------------
   Level 3                                  [...***...]                      [...***...]%
   ----------------------------------------------------------------------------------------------
   Level 4                                  [...***...]                      [...***...]%
   ----------------------------------------------------------------------------------------------
   Level 5                                  [...***...]                      [...***...]%
   ----------------------------------------------------------------------------------------------
   Level 6                                  [...***...]                      [...***...]%
   ----------------------------------------------------------------------------------------------

  * An Element comprises solid-phase sample conditioning and one position on Sequenom's SpectroCHIP. Each Element can accommodate multiple assays or run a multiplexed genotyping reaction, for a single person or organism's
                                     DNA.


     In Witness Whereof, both Sequenom and Nissei Sangyo have executed this Letter of Intent, in duplicate originals, by their respective employee hereunto duly authorized, as of the date below.

Sequenom, Inc.                         Nissei Sangyo Co., Ltd.

By:       /s/ Rick Episcopo            By:     /s/ Hisayoshi Ishihara
          ------------------------             ----------------------
Name:     Rick Episcopo                Name:   Hisayoshi Ishihara
          ------------------------             ----------------------
Title:    Sr. V.P. Commercial Ops.     Title:  General Manager
          ------------------------             ----------------------
Date:     December 8, 2000             Date:   Dec. 11, 2000
          ------------------------             ----------------------

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                                   Exhibit I
                                   ---------


MassARRAY(TM) Equipment Pricing
- -------------------------------

- ------------------------------------------------------------------------------------------------------------
                               Product                                                 Price
- ------------------------------------------------------------------------------------------------------------
 High-speed SpectroREADER array mass spectrometer for separation,                                [...***...]
 detection and characterization of the analyte molecules from a miniaturized array; configured with:
       .  Workstation, post processing software
- ------------------------------------------------------------------------------------------------------------
SpectroJET, 4-Channel, v1.1, dispenser for nanoliter sample transfer                             [...***...]
       .  SPIP Micropump with 800 nl chamber volume
       .  droplet volume range of 0.5-2 nl
       .  CV  *2 % dispensing precision of the pump
       .  0,1 mm precision of x/y positioning stage
       .  maximum speed of 41.9 cm/sec
       .  PC, controller software
- ------------------------------------------------------------------------------------------------------------
SpectroPREP Automated Multipipettor                                                              [...***...]
       .  96-channel automated pipettor
       .  pipetting volume range of 2-200 ul
       .  magnetic lifter for bead separation
       .  six-position workdeck
       .  PC, controller software
- ------------------------------------------------------------------------------------------------------------
SpectroTYPER Workstation for automated genotype calling and data                                 [...***...]
 management
       .  Workstation (hardware)
       .  SpectroTYPER software
       .  Oracle database with license
- ------------------------------------------------------------------------------------------------------------

* Less Than

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                                   Exhibit II
                                   ----------

MassARRAY(TM) Consumables Pricing
- ---------------------------------

- -------------------------------------------------------------------------------------------------------
       MassARRAY 384             Item Number                       Item                       Price
                            ---------------------------------------------------------------------------
        Core Kit*                  10020         10x SpectroCHIP384 - 384 elements          [...***...]
                                               --------------------------------------------------------
                                                 Beads
                                               --------------------------------------------------------
                                                 Binding Buffer
                                               --------------------------------------------------------
                                                 Denaturation Solution
                                               --------------------------------------------------------
                                                 Wash & Conditioning Solution
                                               --------------------------------------------------------
                                                 Recovery Solution
                                               --------------------------------------------------------
                                                 Calibrant
- -------------------------------------------------------------------------------------------------------

*MassARRAY Enzyme pack for the MassEXTEND(TM) reaction, positive controls and nucleotide mixes are not included and may be purchased separately.

- --------------------------------------------------------------------------------------------------------
         MassARRAY               Item Number                       Item                        Price
                            ----------------------------------------------------------------------------
        Enzyme Pack                 10200        MassEXTEND Enzyme                           [...***...]
- --------------------------------------------------------------------------------------------------------
         MassARRAY               Item Number                       Item                        Price
                            ----------------------------------------------------------------------------
  Positive Control Pack             10300        Positive Control Pack                       [...***...]
                                               ---------------------------------------------------------
- --------------------------------------------------------------------------------------------------------
         MassARRAY               Item Number                       Item                        Price
                            ----------------------------------------------------------------------------
  Nucleotide Uni-Mix Pack           10400        EXTEND Mix 1 - ddATP/dCTP/dGTP/dTTP         [...***...]
                                               ---------------------------------------------------------
                                                 EXTEND Mix 2 - ddCTP/dATP/dGTP/dTTP
                                               ---------------------------------------------------------
                                                 EXTEND Mix 3 - ddGTP/dATP/dCTP/dTTP
                                               ---------------------------------------------------------
                                                 EXTEND Mix 4 - ddTTP/dATP/dCTP/dGTP
- --------------------------------------------------------------------------------------------------------
        MassARRAY                Item Number                       Item                        Price
                            ----------------------------------------------------------------------------
  Nucleotide Di-Mix Pack            10401        EXTEND Mix 5 - ddATP/ddCTP/dGTP/dTTP        [...***...]
                                               ---------------------------------------------------------
                                                 EXTEND Mix 6 - ddATP/ddGTP/dCTP/dTTP
                                               ---------------------------------------------------------
                                                 EXTEND Mix 7 - ddATP/ddTTP/dCTP/dGTP
                                               ---------------------------------------------------------
                                                 EXTEND Mix 8 - ddCTP/ddGTP/dATP/dTTP
                                               ---------------------------------------------------------
                                                 EXTEND Mix 9 - ddCTP/ddTTP/dATP/dGTP
                                               ---------------------------------------------------------
                                                 EXTEND Mix 10 - ddGTP/ddTTP/dATP/dCTP
- --------------------------------------------------------------------------------------------------------
        MassARRAY                Item Number                       Item                        Price
                            ----------------------------------------------------------------------------
 Nucleotide Tri-Mix Pack            10402        EXTEND Mix 11 - ddATP/ddCTP/ddGTP/dTTP      [...***...]
                                               ---------------------------------------------------------
                                                 EXTEND Mix 12 - ddATP/ddCTP/ddTTP/dGTP
                                               ---------------------------------------------------------
                                                 EXTEND Mix 13 - ddATP/ddGTP/ddTTP/dCTP
                                               ---------------------------------------------------------
                                                 EXTEND Mix 14 - ddCTP/ddGTP/ddTTP/dATP
- --------------------------------------------------------------------------------------------------------

A list of spare parts and accessories for the MassARRAY system with associated pricing will be provided.

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